UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2019

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

Poplar Forest Funds

Poplar Forest Partners Fund

Poplar Forest Cornerstone Fund

Each a Series of Advisors Series Trust

www.poplarforestfunds.com

Semi-Annual Report
March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex and may apply to all funds held through your financial intermediary.

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TABLE OF CONTENTS

Performance	1
Letter to Partner	2
Sector Allocation of Portfolio Assets	12
Expense Example	14
Schedules of Investments	16
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	31
Notice to Shareholders	41
Approval of Investment Advisory Agreement	42
Privacy Notice	47

POPLAR FOREST FUNDS

Performance of each fund class for the 1-, 3-, and 5-year periods as of March 31, 2019 is as follows:

Total Returns as of March 31, 2019

				Since
				Inception
Partners Fund	1 Year	3 Years	5 Years	12/31/09
Institutional Class Shares	-3.02%	6.51%	4.12%	9.92%
Class A Shares; With Load	-8.11%	4.45%	2.80%	9.04%
Class A Shares; No Load	-3.27%	6.25%	3.86%	9.65%
S&P 500® Index	9.50%	13.51%	10.91%	12.95%
Russell 1000® Value Index	5.67%	10.45%	7.72%	11.33%

Cornerstone Fund	1 Year	3 Years	5 Years	12/31/14
Institutional Class Shares	0.14%	6.00%	—	4.00%
Class A Shares; With Load	-5.00%	3.99%	—	2.52%
Class A Shares; No Load	-0.01%	5.78%	—	3.77%
S&P 500® Index	9.50%	13.51%	—	10.07%
Bloomberg Barclays
U.S. Aggregate Bond Index	4.48%	2.03%	—	2.28%
60/40 Blended Index*	7.78%	8.95%	—	7.09%
Consumer Price Index +3%	4.91%	5.26%	—	4.94%

*	The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

The Partners Fund expense ratio is 1.25% net and 1.28% gross for the Class A shares and 1.00% net and 1.03% gross for the Institutional Class shares, as of the Fund’s most recently filed registration statement. The Cornerstone Fund expense ratio is 1.16% net and 1.75% gross for the Class A shares and 0.91% net and 1.50% gross for the Institutional Class shares, as of the Fund’s most recently filed registration statement. The Adviser has contractually agreed to the fee waiver through at least January 27, 2020.

Short-term performance, in particular, is not a good indication of each Fund’s future performance, and an investment should not be made based solely on returns.

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Dear Partner,

Market gyrations over the last six months have provided a stark reminder that emotion and investor sentiment can be far more volatile than underlying business fundamentals. A summer of optimistic investor attitudes gave way to panic and pessimism at year end and then improved to something more neutral as the first three months of 2019 came to a close. On March 31st, 2019, the S&P 500® Index (“S&P 500”) was roughly 3% below the peak reached in September 2018. Not coincidentally, estimated earnings for 2019 fell about 4% (from $175-180 to $167-173) as global economic growth expectations came down. It isn’t a surprise to see stock prices fall at a rate commensurate to negative earnings revisions, but the process of adjusting to a slower growing world has been more jarring than it needed to be. Just look at the S&P 500’s wild swing: it fell 19.8% between September 20 and December 24, 2018 and then rallied 21.4% between Christmas Eve and March 21st.

In the midst of the panic last December, the market overreacted, and after such a strong move in the last three months, many investors had questions. Some of these questions, and the related responses, are outlined below:

Question: In December, things looked bleak and, in some regards, they only look marginally better today. There is still a trade war with China, and North Korea appears to be building nukes again. Britain’s proposed exit from the EU is still uncertain and overall European growth is so slow that their bonds yield virtually nothing. Here at home, the yield curve inverted, and that signals recession. Shouldn’t all of that be top of mind for investors?

Poplar Forest: The newspaper headlines aren’t great, but as the old saying goes, markets climb walls of worry. One key concern investors had last fall, was whether or not the Federal Reserve would continue to increase interest rates. During that time, and unlike many investors, we were convinced that the Fed was not trying to slow the economy. The Fed, however, has been very clear in communicating that message this year, and investors have taken it to heart. The consensus opinion is that short-term interest rates won’t rise in 2019, and there is even talk of falling interest rates. And despite intentions to let inflation run a little hotter than the Fed originally planned, low interest rates in Europe have kept a lid on 10-year Treasury rates here at home. Lower rates are economically stimulative (good for earnings growth) while also supporting higher valuations for stocks. If anything, given the fall in interest rates over the past six months, P/E ratios should be higher today than they were in September, but they aren’t. In effect, relative to bonds, stocks look more attractively valued today than they did back in September.

Question: What about the inverted yield curve (when short-term interest rates are higher than long-term rates)? Isn’t that a sign that a recession is imminent?

Poplar Forest: There is lots of discussion of the yield curve lately as an inverted curve has historically preceded recession. While it’s a good economic indicator, it isn’t a good market timing tool. We’d be happy to share the details of our analysis, but investors who sold at the first sign of inversion missed out on big gains in the last several cycles.

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Question: What motivated you to put all your dry powder to work last December when it seemed like everyone was panicking?

Poplar Forest: Managing emotion is a critical skill for successful long-term investing. We focused on fundamentals, and everything we heard from our contacts at companies in which we invest or follow suggested that business wasn’t deteriorating. Meanwhile, valuations were collapsing as many investors seemed to be giving up on stocks. We didn’t know how quickly the market would recover, but we simply saw values we couldn’t resist. As you know, we believe that value – namely price relative to normalized earnings and free cash flow – wins in the long-term, and when we get the chance to buy what we think are good businesses at what appear to be great prices, we jump on the opportunity.

Question: Were you surprised that stocks recovered so quickly from the December lows?

Poplar Forest: Yes. There have been 14 bear and near-bear market declines of 19% or more since 1957. In all of those cases, stocks recouped 22-70% of the decline in an interim rally before rolling over to “test” the low. The pattern has been very different this time: the market has already recouped 87% of the decline and there hasn’t been a re-test of the low.

Question: For those who watch market “technicals” there is a lot of talk about how we’ve broken through resistance. Some say that when the 50-day moving average crosses the 200-day (the so called “golden cross”), we will be off to the races! Is that true?

Poplar Forest: That may well be the case, but we don’t put much faith in technical analysis; we’d rather spend our time working, from the bottom up, on analyzing underlying business fundamentals and valuations at the individual company level. From our vantage point, fundamentals still seem okay and the overall valuation of stocks looks reasonable – we’re in what you might characterize as a “goldilocks phase,” it seems neither too hot nor too cold, but just right.

Question: With prices almost back to new high levels, are all the great opportunities gone?

Poplar Forest: While there aren’t as many bargains today as there were in December, we have continued to find situations where we can upgrade the risk/reward ratio of our portfolios. We will talk more about that later, but the stocks we own today appear to offer great value. For example, in aggregate, the Poplar Forest Partners Fund portfolio is priced at just 11.3x expected earnings – a 34% discount to the S&P 500’s P/E ratio of 17.0x. The discount is even greater when looking at measures such as price/sales, price/book value or price/cash flow. We don’t know when investors will come to appreciate the values we see, but we believe that our continued patience will ultimately be rewarded.

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Question: It sounds like you are saying the stocks you own are so cheap that they might still produce good returns even if the outlook was somewhat gloomy?

Poplar Forest: That’s exactly what I believe. Furthermore, if the gloom starts to lift, we might see incredibly strong returns as we did in 2013 and 2016. No one can predict what the market will do in the short-term, but I really like our odds.

Question: Where do you see opportunity? Should we be buying tech stocks now?

Poplar Forest: For one thing, while the S&P 500 as a whole is down just over 3% from its September high, several groups have not recovered nearly as much. Oil stocks are still down 12% while financial services businesses are 11% lower and materials companies are down 9%. These three groups account for roughly 40% of our portfolio and we see potential for upside there.

At the individual company level, we added five new stocks to each portfolio while liquidating three investments in the Partners Fund and four investments in the Cornerstone Fund during the six months ended 3/31/19. We think the new stocks we’ve added offer greater company-specific value drivers and are more defensive businesses than the companies they replaced. Better reward and lower risk seems like a good combination. Here’s a brief rundown on the changes we made:

In both funds, we sold MetLife and made an initial investment in E*Trade Financial. MetLife shares are statistically cheap, but at this point the company’s results will be dependent on macro factors, namely interest rates. We believe interest rates will rise over time and we get leverage to higher rates with E*Trade, but this new investment also offers company-specific value drivers that aren’t present at MetLife. The E*Trade management team has laid out a plan they believe will deliver $7 of earnings per share by 2023. If the company can deliver on this plan, the stock could appreciate to $105 if the shares are accorded a P/E multiple of just 15x. To put that in perspective, over the last decade, E*Trade and its closest peers, Charles Schwab and Ameritrade, were valued at P/E ratios of 19.4x, 23.3x and 18.5x, respectively. With the stock currently trading below $50 a share, we may have significant upside potential if management delivers on their plans while seeing a hopefully conservative path for the stock to exceed our targeted 3-year 15% annualized hurdle rate. We also believe that our downside is limited in that the company may be an attractive acquisition target if management doesn’t deliver.

Also, in both Funds, we liquidated Freeport-McMoRan and bought a small stake in United Parcel Service (UPS). Freeport-McMoRan was shrouded in controversy when we first invested in the company in 2015. Since then, the company has sold its energy assets, de-levered the balance sheet and solidified its ownership of a key copper mine in Indonesia (Grasberg). With the restructuring largely complete, Freeport shares will now be primarily driven by copper prices. While we think copper prices are likely to rise in coming years, relying on a single macro-economic variable is a risk that we aren’t comfortable with today. Meanwhile, UPS shares have come down in price as investors grew concerned about the company’s heavy capital spending plans. We have a different perspective. UPS is spending heavily because e-commerce volume

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growth requires additional capacity. Some investors are concerned about Amazon getting into the business, but we believe that the delivery market is growing so rapidly that it needs heavy investment from all the incumbent players, as well as Amazon. We think UPS will be able to grow earnings at a double-digit rate and that the P/E multiple will expand as they deliver solid earnings growth.

We swapped the last of our Cisco shares in the Partners Fund and our Microsoft shares in the Cornerstone Fund for an initial investment in Conagra.  We invested in Cisco when investors were concerned about what appeared to be a very slow revenue growth rate as the company transitioned to a subscription-driven business model. With that transition now acknowledged by investors, the shares’ risk/reward ratio no longer seems as compelling given the current 17x P/E ratio. Likewise, when we first invested in Microsoft, investors were very concerned about the impact a subscription model would have on both revenues and earnings. The company’s deeply embedded enterprise relationships translated to earnings growth well in excess of expectations, leading to significant stock appreciation over our investment timeframe. The risk/reward profile no longer seems as compelling given its valuation at greater than 25x. We bought into Conagra when it was in investors’ doghouses due to the expensive acquisition of Pinnacle Brands. The stock had fallen 40%, traded at just 11x earnings, and paid an almost 4% dividend yield. If the company can deliver on its plans for Pinnacle while also maintaining a low single-digit growth rate in its core business, then earnings could grow 10% a year and the P/E ratio could expand to 14-15x.

In both Funds, we established a position in AXA Equitable.  European insurer, AXA, sold a 28% stake in its Equitable Life Insurance business unit, and over time, plans to exit its position completely.  The May 2018 IPO priced below the anticipated range as investors shunned life insurers and worried about future share offerings. However, the market’s negativity is creating an interesting opportunity.  As an independent entity, we believe AXA Equitable should benefit from optimizing its investment portfolio and enhancing productivity.  The firm is well established in the markets in which it competes with leading market share and robust distribution.  Capital is at targeted levels, suggesting healthy share buyback potential.  We believe profitability is already strong and should improve, so to us, it seems investor concerns are exaggerated and the shares are deeply discounted to the market.  Finally, the company maintains a strong capital position, has generated healthy profits and should steadily grow earnings per share.

In the Cornerstone Fund, we swapped our position in EQT for Antero Resources.  After comparing the two companies at various commodity prices and accounting for current share prices, we believe Antero possesses a superior risk/reward profile.  Both Antero and EQT are low cost natural gas producers in the Marcellus shale with large and attractive acreage positions that provide many years of future drilling potential.  Antero’s balance sheet has improved and, we believe, is likely on a path towards an investment grade rating within the next year.  EQT’s nominal dividend of $0.01 was not a big factor in the decision-making process.

POPLAR FOREST FUNDS

Finally, in the Partners Fund, we re-established a position in DXC Technology, taking advantage of a fairly significant re-rating of the stock following two earnings reports in which the company posted slower than expected growth in their digital franchise.  The valuation extrapolates declines in both the core and the growth businesses, which fails to reflect that over two-thirds of the company’s revenue base is highly recurring.  Management will continue to invest behind growth initiatives and rationalize the cost structure in the core business, leading to expanding margins.  Finally, the company intends to return over one-third of free cash flow to shareholders, which suggests a very attractive return profile for a stock that is trading at a significant discount when compared to the company’s trading history, its peers and the overall market.

After the market rallied strongly in the first weeks of 2019, we trimmed a few of our positions in order to have dry powder available if shifting sentiment (renewed worries of recession? higher interest rates?) brings us new opportunities. We are currently holding cash equal to about 3% of assets and we have a ready buy list should investor sentiment swing negatively again.

Question: Having a little dry powder sounds prudent. Is there something in particular that you’re concerned about?

Poplar Forest: While we don’t view conditions as ripe for recession, especially given the Fed’s more dovish approach to monetary policy, we continue to be on the lookout for signs of trouble. One variable we are watching most closely at present is unemployment claims. Unemployment claims are a leading indicator of economic activity. When claims turn up, that can be an early warning sign of recession. Claims have increased from very low levels in recent weeks, but we think that may be due to the government shutdown. If we are correct in our assessment of underlying business fundamentals, then the claims data should start to improve over the next few months. That said, we will continue watching for deterioration in a list of leading economic indicators.

Question: Some investors have received tax refunds over the past several months. If they want to invest that money, should they buy now or wait for another correction?

Poplar Forest: That’s a tough one to answer. It’s very difficult to successfully and consistently predict the market in the short-term. We believe that the market is at least 80% right, 80% of the time. That does leave rare occasions, like last December, when investor sentiment is sufficiently extreme as to allow one to make a tactical call on the market. But we don’t think this is one of those times. We think the best course of action is to stick to your long-term allocation targets and to rebalance if anything has gotten away from those targets.

We’re firm believers that time in the market is more important than timing the market. Developing a long-term plan, and sticking to it – especially when those around you are either enthusiastic or depressed – is a key to long-term wealth creation. Our plan is to focus on companies that we’d be comfortable owning for years and investing in them when other investors underappreciate or undervalue the

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long-term prospects of those companies. Against the backdrop of a relatively balanced market outlook, the heavily discounted valuation of the stocks in our portfolios has them looking unusually attractive right now. For investors with a long-term horizon, owning good companies at a big discount to the market may provide real opportunity. Thank you for your continued confidence in our team and our investment process.

Sincerely,

J. Dale Harvey
April 1, 2019

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PARTNERS FUND COMMENTARY

Portfolio Manager: J. Dale Harvey

Portfolio Returns and Attribution

The Partners Fund Institutional Class shares produced a return of -10.49% while Class A shares (no load) produced an -10.60% return for the fiscal period (6-months) ended March 31, 2019.  This compared to a return of -1.72% for the S&P 500 Index and -1.19% for the Russell 1000 Value Index.

For the fiscal period, the Fund benefitted at the sector level from its overweight to the Industrials sector. Conversely, the Fund’s overweight to the Energy and Financial sectors negatively impacted performance, as did the Fund’s underweight to Consumer Staples, Utilities and Real Estate.

At the security level, the Fund was most negatively impacted by its investments in the Energy, Consumer Discretionary, Communication Services and Information Technology sectors with the largest detractors of performance being Antero Resources and Weatherford International in the Energy sector, Tapestry in the Consumer Discretionary sector, CenturyLink in the Communication Services sector, and Qualcomm in the Information Technology sector. Offsetting this was positive contribution from Elli Lilly and Merck in the Healthcare sector, AXA Equitable in the Financial sector, DXC Technology in the Information Technology sector, and Reliance Steel & Aluminum in the Materials sector.

Perspective on the First Three Months of 2019

Investor sentiment changed in the last three months of this fiscal period, fueling the returns of both equity and fixed income assets. In fact, the S&P 500 recorded its best quarter since Q3 2009. The reversal in sentiment resulted largely from the Federal Reserve’s announcement that they intended to keep interest rates steady in 2019. Though investors are concerned about overall economic growth, there is less worry that the Fed might slow the economy with additional rate increases. Importantly, we believe that lower interest rates should boost stock valuations.

From the perspective of the overall economy, we have observed a transition of expectations to slower growth, domestically and abroad. Also, with the recent inversion of the yield curve, many market pundits are forecasting the near-term likelihood of an inevitable recession. While sentiment is still somewhat negative, it is critical to manage emotions. Regardless of the economic conditions, we remain committed to monitoring the fundamentals of companies we own and looking for additional long-term opportunities at attractive prices.

Partners Fund Valuation vs. the S&P 500 Index

The Fund’s value proposition remains strong. Our extensive research identifies companies that have strong, healthy fundamentals, yet are underpriced or underappreciated by the market. As a result, our portfolio continues to trade at a discount to the stock market as represented by the S&P 500 Index. With a price-to-

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earnings ratio of 11.3x, the portfolio traded at a discount of 34% compared to the S&P 500 as of March 31, 2019. This is one of the largest discounts we have experienced since the Fund’s inception in 2009.

In fact, the Fund’s valuation is compelling when examining multiple metrics as seen in the table below. We believe that our high-quality companies have the potential to return to normalized earnings through margin expansion or revenue growth. With these current significant discounts in place, we believe the Fund has the potential to outperform over the long-term.

Valuation	Partners Fund	S&P 500 Index	Discount
Price/Earnings	11.3x	17.0x	34%
Price/Book Value	1.4x	3.1x	54%
Price/Cash Flow	10.2x	22.0x	54%
Price/Sales	0.7x	2.1x	69%

CORNERSTONE FUND COMMENTARY

Portfolio Managers: J. Dale Harvey and Derek Derman

The Cornerstone Fund Institutional Class shares produced a -5.90% return and the Class A shares (no load) produced a -5.91% return. This compares to a 1.04% return for a 60/40 blend of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the fiscal period (6-months) ended March 31, 2019.

The Fund benefitted from equity investments in the Healthcare, Financial and Materials sectors this fiscal period with our top contributors being Merck (healthcare), Eli Lilly (healthcare), AXA Equitable (financials), Abbott Laboratories (healthcare), and Reliance Steel & Aluminum (materials). The top detractors to our results were American International Group (financials), Noble Energy (energy), CenturyLink (communication services), Qualcomm (information technology), and Tapestry (consumer discretionary).

While the overlap between the equities owned in the Cornerstone and Partners Funds is quite high, the Cornerstone Fund remains far more defensive with roughly 9% in cash and equivalents and roughly 24% in fixed income investments. Over time, we would expect the Fund to hold between 25% and 50% in bonds, with our current exposure being driven by concerns that interest rates could increase further in coming periods. When interest rates rise, the value of bonds generally falls.

In the Cornerstone Fund, we remain focused on trying to manage downside risk while also striving to protect our investors’ long-term purchasing power. With equities accounting for approximately 67% of the Fund, the potential draw-down in a weak stock market environment should be less than what we would expect from the Partners Fund. Furthermore, our fixed income investments offer a far different profile than what would commonly be found in a balanced fund. Roughly 30% of our fixed income portfolio is invested in inflation protected Treasury bonds (“TIPs”). The income produced by TIPs increases in periods when inflation rises.

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As we look ahead, we believe our portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise. Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

Earnings growth is not a measure of the Funds’ future performance.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Partners Fund top ten equity holdings and their percentage weights as of 3/31/2019:

International Business Machines	4.69%
Reliance Steel & Aluminum	4.54
MSC Industrial Direct	4.50
American International Group	4.38
Ally Financial	4.29
Lincoln National	4.11
Qualcomm	4.10
Bank of America	4.05
DXC Technology	3.89
Kroger	3.89

The Cornerstone Fund top ten equity holdings and their percentage weights as of 3/31/2019:

Abbott Laboratories	3.06%
International Business Machines	2.99
MSC Industrial Direct	2.89
Merck	2.87
Citigroup	2.83
Ally Financial	2.73
Kroger	2.58
Qualcomm	2.58
Lincoln National	2.57
Advance Auto Parts	2.57

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The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value index measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

A blended index (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® index) and 40% in a bond index (e.g. Bloomberg Barclays U.S. Aggregate Bond Index).

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.

It is not possible to invest directly in an index.

Dividend yield is a stock’s dividend as a percentage of the stock price. Dividend Yield = Annual Dividend / Current Stock Price.

Earnings Per Share (EPS) is the net income of a company divided by the total number of shares it has outstanding.

Normalized earnings are adjusted to remove the effects of seasonality, revenue and expenses that are unusual or one-time influences. Normalized earnings help business owners, financial analysts and other stakeholders understand a company’s true earnings from its normal operations.

Price/Book Ratio (P/B) of a fund is the weighted average of the price/book ratios of all the stocks in a fund’s portfolio.

Price/Cash Flow (P/CF) is a stock valuation measure calculated by dividing a firm’s cash flow per share into the current stock price. Financial analysts often prefer to value stocks using cash flow rather than earnings because the latter is more easily manipulated.

Price/Earnings (P/E) Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Price/Sales Ratio represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Free cash flow (cash flow) is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

The inverted yield curve is a graph that shows that younger treasury bond yields are yielding more interest than older ones. Yield curve is a line that compares the yield of bonds of equal quality but different maturity dates.  In general, bonds with longer maturity dates offer higher yields than bonds with shorter maturity dates, thus producing an upward sloping yield curve.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2019 (Unaudited)

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Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2019 (Unaudited)

POPLAR FOREST CORNERSTONE FUND

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

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EXPENSE EXAMPLE at March 31, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/18 – 3/31/19).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Actual net expenses are limited to 1.25% and 1.00% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Partners Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.15% and 0.90% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Cornerstone Fund, per the operating expenses limitation agreement. You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/18	3/31/19	10/1/18 – 3/31/19	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$ 894.00	$5.90	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.70	$6.29	1.25%

Institutional Class Shares
Actual	$1,000.00	$ 895.10	$4.72	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/18	3/31/19	10/1/18 - 3/31/19	Ratio *
Poplar Forest Cornerstone Fund

Class A Shares
Actual	$1,000.00	$ 940.90	$5.56	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.20	$5.79	1.15%

Institutional Class Shares
Actual	$1,000.00	$ 941.00	$4.36	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2019 (Unaudited)

Shares	COMMON STOCKS – 97.3%	Value
	Air Freight & Logistics – 1.1%
48,000	United Parcel Service, Inc. – Class B	$5,363,520

	Banks – 7.3%
715,000	Bank of America Corp.	19,726,850
255,000	Citigroup, Inc.	15,866,100
		35,592,950
	Capital Markets – 1.0%
100,000	E*TRADE Financial Corp.	4,643,000

	Consumer Finance – 4.3%
760,000	Ally Financial, Inc.	20,892,400

	Diversified Financial Services – 3.2%
780,000	AXA Equitable Holdings, Inc.	15,709,200

	Diversified Telecommunication Services – 1.4%
575,000	CenturyLink, Inc.	6,894,250

	Energy Equipment & Services – 4.2%
630,000	Baker Hughes, Inc.	17,463,600
4,500,000	Weatherford International plc (a)(b)	3,141,000
		20,604,600
	Food & Staples Retailing – 3.9%
770,000	Kroger Co.	18,942,000

	Food Products – 1.2%
210,000	Conagra Brands, Inc.	5,825,400

	Health Care Equipment & Supplies – 3.2%
123,000	Zimmer Biomet Holdings, Inc.	15,707,100

	Health Care Providers & Services – 5.4%
230,000	AmerisourceBergen Corp.	18,289,600
146,000	DaVita, Inc. (b)	7,926,340
		26,215,940
	Household Durables – 1.9%
600,000	Newell Brands, Inc.	9,204,000

	Insurance – 8.5%
495,000	American International Group, Inc.	21,314,700
341,000	Lincoln National Corp.	20,016,700
		41,331,400
	IT Services – 8.6%
295,000	DXC Technology Co.	18,971,450

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2019 (Unaudited), Continued

Shares		Value
	IT Services – 8.6%, Continued
162,000	International Business Machines Corp.	$22,858,200
		41,829,650
	Metals & Mining – 4.5%
245,000	Reliance Steel & Aluminum Co.	22,113,700

	Oil, Gas & Consumable Fuels – 8.0%
960,000	Antero Resources Corp. (b)	8,476,800
485,000	Devon Energy Corp.	15,306,600
620,000	Noble Energy, Inc.	15,332,600
		39,116,000
	Personal Products – 1.0%
420,000	Coty, Inc. – Class A	4,830,000

	Pharmaceuticals – 10.1%
216,000	Abbott Laboratories	17,267,040
135,000	Eli Lilly & Co.	17,517,600
175,000	Merck & Co., Inc.	14,554,750
		49,339,390
	Semiconductors &
	Semiconductor Equipment – 4.1%
350,000	Qualcomm, Inc.	19,960,500

	Specialty Retail – 3.5%
98,500	Advance Auto Parts, Inc.	16,797,205

	Technology Hardware,
	Storage & Peripherals – 3.5%
1,100,000	Hewlett Packard Enterprise Co.	16,973,000

	Textiles, Apparel & Luxury Goods – 2.9%
435,000	Tapestry, Inc.	14,133,150

	Trading Companies & Distributors – 4.5%
265,000	MSC Industrial Direct Inc. – Class A	21,918,150
	TOTAL COMMON STOCKS
	(Cost $416,410,175)	473,936,505

	SHORT-TERM INVESTMENTS – 3.8%
	Money Market Fund – 2.0%
9,929,921	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 2.30% (c)	9,929,921

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2019 (Unaudited), Continued

Principal
Amount		Value
	U.S. Treasury Bills – 1.8%
$2,350,000	2.42%, 4/16/19 (d)	$2,347,687
2,450,000	2.47%, 4/23/19 (d)	2,446,430
2,435,000	2.40%, 4/30/19 (d)	2,430,312
1,250,000	2.53%, 2/27/20 (d)	1,223,255
		8,447,684
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $18,375,834)	18,377,605
	Total Investments in Securities
	(Cost $434,786,009) – 101.1%	492,314,110
	Liabilities in Excess of Other Assets – (1.1)%	(5,182,627)
	NET ASSETS – 100.0%	$487,131,483

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2019.
(d)	Rate shown is the discount rate at March 31, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2019 (Unaudited)

Shares	COMMON STOCKS – 67.0%	Value
	Air Freight & Logistics – 0.7%
1,800	United Parcel Service, Inc. – Class B	$201,132

	Banks – 5.6%
15,800	Bank of America Corp.	435,922
13,300	Citigroup, Inc.	827,526
1,650	SVB Financial Group (a)	366,894
		1,630,342
	Capital Markets – 1.0%
6,200	E*TRADE Financial Corp.	287,866

	Communications Equipment – 0.7%
4,000	Cisco Systems, Inc.	215,960

	Consumer Finance – 2.7%
29,000	Ally Financial, Inc.	797,210

	Diversified Financial Services – 2.1%
30,000	AXA Equitable Holdings, Inc.	604,200

	Diversified Telecommunication Services – 0.9%
23,000	CenturyLink, Inc.	275,770

	Energy Equipment & Services – 2.2%
23,600	Baker Hughes, Inc.	654,192

	Food & Staples Retailing – 2.6%
30,700	Kroger Co.	755,220

	Food Products – 0.8%
8,300	Conagra Brands, Inc.	230,242

	Health Care Equipment & Supplies – 2.1%
4,800	Zimmer Biomet Holdings, Inc.	612,960

	Health Care Providers & Services – 3.7%
8,800	AmerisourceBergen Corp.	699,776
6,900	DaVita, Inc. (a)	374,601
		1,074,377
	Household Durables – 1.2%
22,500	Newell Brands, Inc.	345,150

	Insurance – 5.1%
16,900	American International Group, Inc.	727,714
12,800	Lincoln National Corp.	751,360
		1,479,074

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2019 (Unaudited), Continued

Shares		Value
	IT Services – 5.5%
11,600	DXC Technology Co.	$745,996
6,200	International Business Machines Corp.	874,820
		1,620,816
	Metals & Mining – 2.4%
7,900	Reliance Steel & Aluminum Co.	713,054

	Oil, Gas & Consumable Fuels – 5.4%
39,300	Antero Resources Corp. (a)	347,019
18,900	Devon Energy Corp.	596,484
26,200	Noble Energy, Inc.	647,926
		1,591,429
	Personal Products – 0.7%
16,800	Coty, Inc. – Class A	193,200

	Pharmaceuticals – 8.2%
11,200	Abbott Laboratories	895,328
5,000	Eli Lilly & Co.	648,800
10,100	Merck & Co., Inc.	840,017
		2,384,145
	Professional Services – 1.4%
3,450	Equifax, Inc.	408,825

	Semiconductors &
	Semiconductor Equipment – 2.6%
13,200	Qualcomm, Inc.	752,796

	Specialty Retail – 2.6%
4,400	Advance Auto Parts, Inc.	750,332

	Technology Hardware,
	Storage & Peripherals – 2.1%
39,700	Hewlett Packard Enterprise Co.	612,571

	Textiles, Apparel & Luxury Goods – 1.8%
16,500	Tapestry, Inc.	536,085

	Trading Companies & Distributors – 2.9%
10,200	MSC Industrial Direct Inc. – Class A	843,642
	TOTAL COMMON STOCKS
	(Cost $17,594,810)	19,570,590

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2019 (Unaudited), Continued

Principal
Amount	CORPORATE BONDS – 14.0%	Value
	Oil, Gas Services & Equipment – 2.6%
	Schlumberger Holdings Corp. (e)
$750,000	4.000%, 12/21/25	$773,921

	Health Care Equipment & Supplies – 2.6%
	Becton Dickinson and Co.
750,000	3.250%, 11/12/20	753,341

	Health Care Providers & Services – 2.5%
	Cardinal Health, Inc.
750,000	2.616%, 6/15/22	740,300

	Industrial Conglomerates – 1.7%
	General Electric Co.
494,000	2.200%, 1/9/20	490,912

	Oil, Gas & Consumable Fuels – 2.0%
	Devon Energy Corp.
575,000	4.000%, 7/15/21	586,913

	Professional Services – 2.6%
	Equifax, Inc.
750,000	3.300%, 12/15/22	751,642
	TOTAL CORPORATE BONDS
	(Cost $3,943,584)	4,097,029

	U.S. GOVERNMENT AGENCIES AND
	INSTRUMENTALITIES – 10.4%
	U.S. Government Agencies – 3.0%
	FHLMC
500,000	1.500%, 9/30/21 (b)	497,875
400,000	3.000%, 6/28/22	400,440
		898,315
	U.S. Treasury Notes – 7.4%
	U.S. Treasury Note TIPS
704,033	0.125%, 4/15/20	700,818
733,999	0.125%, 1/15/22	728,288
742,056	0.125%, 7/15/24	732,912
		2,162,018
	TOTAL U.S. GOVERNMENT AGENCIES
	AND INSTRUMENTALITIES
	(Cost $3,180,985)	3,060,333

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2019 (Unaudited), Continued

Principal
Amount/Shares	SHORT-TERM INVESTMENTS – 9.3%	Value
	Money Market Fund – 3.8%
1,102,222	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 2.30% (d)	$1,102,222
	U.S. Treasury Bills – 5.5%
$140,000	2.425%, 4/16/19 (c)	139,862
145,000	2.475%, 4/23/19 (c)	144,789
185,000	2.250%, 4/25/19 (c)	184,712
145,000	2.400%, 4/30/19 (c)	144,721
185,000	2.329%, 5/23/19 (c)	184,375
185,000	2.329%, 6/20/19 (c)	184,030
185,000	2.391%, 7/18/19 (c)	183,692
125,000	2.422%, 8/15/19 (c)	123,877
125,000	2.528%, 9/12/19 (c)	123,655
95,000	2.581%, 1/30/20 (c)	93,137
100,000	2.533%, 2/27/20 (c)	97,860
		1,604,710
	TOTAL SHORT TERM INVESTMENTS
	(Cost $2,706,664)	2,706,932
	Total Investments in Securities
	(Cost $27,426,043) – 100.7%	29,434,884
	Liabilities in Excess of Other Assets – (0.7)%	(214,286)
	NET ASSETS – 100.0%	$29,220,598

FHLMC – Federal Home Loan Mortgage Corporation
TIPS – Treasury Inflation Protected Securities
(a)	Non-income producing security.
(b)
Step-up bond; pays one interest rate for a certain period and a higher rate thereafter. The interest rate shown is the rate in effect as of March 31, 2019, and will increase to 2.25% on October 1, 2019.

(c)	Rate shown is the discount rate at March 31, 2019.
(d)	Rate shown is the 7-day annualized yield at March 31, 2019.
(e)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” Poplar Forest Capital, LLC, the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust. As of March 31, 2019, the value of these investments was $773,921 or 2.6% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2019 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
ASSETS
Investments in securities, at value (identified cost
$434,786,009 and $27,426,043, respectively)	$492,314,110	$29,434,884
Receivables
Fund shares issued	217,021	—
Dividends and interest	484,213	67,319
Prepaid expenses	67,030	18,689
Total assets	493,082,374	29,520,892
LIABILITIES
Payables
Investments purchased	4,820,648	247,803
Fund shares redeemed	532,595	—
Due to Adviser	320,673	1,938
12b-1 fees	26,349	362
Custody fees	16,832	1,169
Administration and fund accounting fees	82,332	24,159
Transfer agent fees and expenses	119,431	9,945
Audit fees	10,960	10,961
Chief Compliance Officer fee	2,661	2,661
Trustee fees and expenses	186	138
Accrued expenses	18,224	1,158
Total liabilities	5,950,891	300,294
NET ASSETS	$487,131,483	$29,220,598
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$35,049,974	$588,071
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	829,177	23,292
Net asset value and redemption price per share	$42.27	$25.25
Maximum offering price per share (Net asset value
per share divided by 95.00%)	$44.49	$26.58
Institutional Class Shares
Net assets applicable to shares outstanding	$452,081,509	$28,632,527
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	10,690,131	1,133,374
Net asset value, offering and redemption price per share	$42.29	$25.26
COMPONENTS OF NET ASSETS
Paid-in capital	$422,041,228	$26,188,613
Total distributable earnings	65,090,255	3,031,985
Net assets	$487,131,483	$29,220,598

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2019 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
INVESTMENT INCOME
Income
Dividends	$7,248,842	$238,983
Interest	173,017	107,847
Total Income	7,421,859	346,830
Expenses
Advisory fees (Note 4)	2,501,012	115,104
Administration and fund accounting fees (Note 4)	212,661	47,886
Transfer agent fees and expenses (Note 4)	106,051	18,313
Sub-transfer agent expenses	115,822	810
12b-1 fees – Class A shares (Note 5)	49,116	761
Custody fees (Note 4)	39,202	3,016
Registration fees	20,358	14,080
Interest expense (Note 7)	14,506	—
Printing and mailing expense	13,752	699
Trustees fees and expenses	11,272	7,404
Audit fees	10,974	10,974
Legal fees	5,026	4,062
Chief Compliance Officer fee (Note 4)	4,911	4,910
Insurance expense	4,896	939
Miscellaneous	7,505	3,306
Total expenses	3,117,064	232,264
Less: Advisory fees waived and expenses
reimbursed by Adviser (Note 4)	(253,327)	(102,011)
Net expenses	2,863,737	130,253
Net investment income	4,558,122	216,577
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	5,479,660	325,366
Net change in unrealized
appreciation/(depreciation) on investments	(103,558,972)	(2,448,460)
Net realized and unrealized loss on investments	(98,079,312)	(2,123,094)
Net Decrease in Net Assets
Resulting from Operations	$(93,521,190)	$(1,906,517)

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2019	Year Ended
	(Unaudited)	September 30, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,558,122	$7,873,279
Net realized gain from investments	5,479,660	55,011,136
Net change in unrealized
appreciation/(depreciation) on investments	(103,558,972)	1,862,804
Net increase/(decrease) in
net assets resulting from operations	(93,521,190)	64,747,219
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions
to shareholders – Class A Shares	(4,029,504)	(3,468,134)
Net dividends and distributions
to shareholders – Institutional Class Shares	(58,015,082)	(34,703,070)
Total dividends and distributions to shareholders	(62,044,586)	(38,171,204)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(107,001,528)	(48,776,271)
Total decrease in net assets	(262,567,304)	(22,200,256)
NET ASSETS
Beginning of period	749,698,787	771,899,043
End of period	$487,131,483	$749,698,787

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2019		Year Ended
	(Unaudited)		September 30, 2018
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	32,802	$1,348,807	97,842	$4,978,278
Shares issued on reinvestments
of distributions	88,281	3,504,750	59,282	2,951,052
Shares redeemed	(206,482)	(8,532,485)	(801,715)	(40,776,983)
Net decrease	(85,399)	$(3,678,928)	(644,591)	$(32,847,653)

	Six Months Ended
	March 31, 2019		Year Ended
	(Unaudited)		September 30, 2018
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,945,363	$79,892,507	2,304,817	$117,201,020
Shares issued on reinvestments
of distributions	1,003,789	39,840,396	463,248	23,074,367
Shares redeemed	(5,547,503)	(223,055,503)	(3,043,889)	(156,204,005)
Net decrease	(2,598,351)	$(103,322,600)	(275,824)	$(15,928,618)

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Six Months Ended
	March 31, 2019	Year Ended
	(Unaudited)	September 30, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$216,577	$365,114
Net realized gain from investments	325,366	736,926
Net change in unrealized
appreciation/(depreciation) on investments	(2,448,460)	1,319,148
Net increase/(decrease) in net
assets resulting from operations	(1,906,517)	2,421,188
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions
to shareholders – Class A Shares	(27,096)	(13,251)
Net dividends and distributions
to shareholders – Institutional Class Shares	(1,326,381)	(693,636)
Total dividends and distributions to shareholders	(1,353,477)	(706,887)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	783,214	429,657
Total increase/(decrease) in net assets	(2,476,780)	2,143,958
NET ASSETS
Beginning of period	31,697,378	29,553,420
End of period	$29,220,598	$31,697,378

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2019		Year Ended
	(Unaudited)		September 30, 2018
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	—	$—	1,482	$40,774
Shares issued on reinvestments
of distributions	1,131	27,096	499	13,251
Shares redeemed	(2,463)	(61,105)	(414)	(11,382)
Net increase/(decrease)	(1,332)	$(34,009)	1,567	$42,643

	Six Months Ended
	March 31, 2019		Year Ended
	(Unaudited)		September 30, 2018
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	12,204	$302,878	39,660	$1,072,776
Shares issued on reinvestments
of distributions	52,036	1,247,309	24,529	652,221
Shares redeemed	(30,308)	(732,964)	(48,746)	(1,337,983)
Net increase	33,932	$817,223	15,443	$387,014

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
	Six Months
	Ended		Year Ended September 30,
	March 31,
	2019		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value,
beginning of period	$52.65		$50.88	$46.61	$38.76	$47.01	$40.68
Income from
investment operations:
Net investment income^	0.30		0.39	0.67	0.35	0.24	0.19
Net realized and unrealized
gain/(loss) on investments
and written options	(6.17)		3.77	4.49	7.77	(5.52)	8.17
Total from
investment operations	(5.87)		4.16	5.16	8.12	(5.28)	8.36
Less distributions:
From net investment income	(0.50)		(0.85)	(0.18)	(0.27)	(0.15)	(0.29)
From net realized
gain on investments	(4.01)		(1.54)	(0.71)	—	(2.82)	(1.74)
Total distributions	(4.51)		(2.39)	(0.89)	(0.27)	(2.97)	(2.03)
Net asset value, end of period	$42.27		$52.65	$50.88	$46.61	$38.76	$47.01

Total return	-10.60	%+	8.45%	11.06%	21.05%	-11.73%	21.22%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$35,050		$48,157	$79,335	$193,598	$185,183	$212,245
Ratio of expenses to
average net assets:
Before fee waiver	1.34	%++	1.28%	1.28%	1.29%	1.30%	1.39%
After fee waiver	1.25	%++	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	1.29	%++	0.74%	1.33%	0.78%	0.48%	0.28%
After fee waiver	1.38	%++	0.77%	1.36%	0.82%	0.53%	0.42%
Portfolio turnover rate	15.16	%+	31.83%	31.07%	29.63%	30.38%	23.10%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class
	Six Months
	Ended		Year Ended September 30,
	March 31,
	2019		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value,
beginning of period	$52.79		$51.06	$46.84	$38.96	$47.22	$40.84
Income from
investment operations:
Net investment income^	0.36		0.53	1.02	0.45	0.35	0.30
Net realized and unrealized
gain/(loss) on investments
and written options	(6.21)		3.77	4.30	7.81	(5.54)	8.19
Total from
investment operations	(5.85)		4.30	5.32	8.26	(5.19)	8.49
Less distributions:
From net investment income	(0.64)		(1.03)	(0.39)	(0.38)	(0.25)	(0.37)
From net realized
gain on investments	(4.01)		(1.54)	(0.71)	—	(2.82)	(1.74)
Total distributions	(4.65)		(2.57)	(1.10)	(0.38)	(3.07)	(2.11)
Net asset value, end of period	$42.29		$52.79	$51.06	$46.84	$38.96	$47.22

Total return	-10.49	%+	8.72%	11.35%	21.35%	-11.50%	21.50%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$452,081		$701,542	$692,564	$430,439	$329,930	$329,149
Ratio of expenses to
average net assets:
Before fee waiver	1.09	%++	1.03%	1.03%	1.04%	1.05%	1.14%
After fee waiver	1.00	%++	1.00%	1.00%	1.00%	1.00%	1.10%
Ratio of net investment income
to average net assets:
Before fee waiver	1.54	%++	1.02%	2.02%	1.03%	0.74%	0.52%
After fee waiver	1.63	%++	1.05%	2.05%	1.07%	0.79%	0.66%
Portfolio turnover rate	15.16	%+	31.83%	31.07%	29.63%	30.38%	23.10%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
						December 31,
	Six Months		Year Ended September 30,			2014*
	Ended					through
	March 31,					September 30,
	2019		2018	2017	2016	2015
	(Unaudited)
Net asset value,
beginning of period	$28.11		$26.62	$25.62	$23.17	$25.00
Income from investment operations:
Net investment income^	0.16		0.26	0.40	0.22	0.17
Net realized and unrealized
gain/(loss) on investments
and written options	(1.88)		1.81	1.53	3.28	(2.00)
Total from investment operations	(1.72)		2.07	1.93	3.50	(1.83)
Less distributions:
From net investment income	(0.35)		(0.34)	(0.16)	(0.14)	—
From net realized
gain on investments	(0.79)		(0.24)	(0.77)	(0.91)	—
Total distributions	(1.14)		(0.58)	(0.93)	(1.05)	—
Net asset value, end of period	$25.25		$28.11	$26.62	$25.62	$23.17

Total return	-5.91	%+	7.90%	7.57%	15.62%	-7.32	%+

Ratios/supplemental data:
Net assets, end
of period (thousands)	$588		$692	$614	$410	$364
Ratio of expenses to
average net assets:
Before fee waiver	1.86	%++	1.74%	1.82%	2.29%	3.34	%++
After fee waiver	1.15	%++	1.15%	1.15%	1.15%	1.15	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	0.55	%++	0.95%	0.85%	(0.23%)	(1.27	%)++
After fee waiver	1.26	%++	0.36%	1.52%	0.91%	0.92	%++
Portfolio turnover rate	16.66	%+	29.88%	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Shares
						December 31,
	Six Months		Year Ended September 30,			2014*
	Ended					through
	March 31,					September 30,
	2019		2018	2017	2016	2015
	(Unaudited)
Net asset value,
beginning of period	$28.20		$26.70	$25.69	$23.21	$25.00
Income from investment operations:
Net investment income^	0.19		0.33	0.47	0.28	0.21
Net realized and unrealized
gain/(loss) on investments
and written options	(1.92)		1.81	1.53	3.29	(2.00)
Total from investment operations	(1.73)		2.14	2.00	3.57	(1.79)
Less distributions:
From net investment income	(0.42)		(0.40)	(0.22)	(0.18)	—
From net realized
gain on investments	(0.79)		(0.24)	(0.77)	(0.91)	—
Total distributions	(1.21)		(0.64)	(0.99)	(1.09)	—
Net asset value, end of period	$25.26		$28.20	$26.70	$25.69	$23.21

Total return	-5.90	%+	8.15%	7.83%	15.95%	-7.16	%+

Ratios/supplemental data:
Net assets, end
of period (thousands)	$28,633		$31,005	$28,939	$22,287	$9,529
Ratio of expenses to
average net assets:
Before fee waiver	1.61	%++	1.49%	1.57%	1.97%	3.14	%++
After fee waiver	0.90	%++	0.90%	0.90%	0.90%	0.90	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	0.80	%++	0.61%	1.12%	0.09%	(1.09	%)++
After fee waiver	1.51	%++	1.20%	1.79%	1.16%	1.15	%++
Portfolio turnover rate	16.66	%+	29.88%	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”), (each, a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund and the Cornerstone Fund currently offer Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Cornerstone Fund issued 184,742 shares on December 31, 2014. The fair value and cost of securities received by the Cornerstone Fund was $3,036,606 and $612,283, respectively.  In addition, the Cornerstone Fund received $1,591,937 of cash and dividends receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed each Fund’s tax positions,

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2019 (Unaudited), Continued

and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2016-2018, or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2019 (Unaudited), Continued

net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2019 (Unaudited), Continued

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Debt Securities: Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2019 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2019:

Partners Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$6,894,250	$—	$—	$6,894,250
Consumer Discretionary	40,134,355	—	—	40,134,355
Consumer Staples	29,597,400	—	—	29,597,400
Energy	59,720,600	—	—	59,720,600
Financials	118,168,950	—	—	118,168,950
Health Care	91,262,430	—	—	91,262,430
Industrials	27,281,670	—	—	27,281,670
Information Technology	78,763,150	—	—	78,763,150
Materials	22,113,700	—	—	22,113,700
Total Common Stocks	473,936,505	—	—	473,936,505
Short-Term Investments	9,929,921	8,447,684	—	18,377,605
Total Investments
in Securities	$483,866,426	$8,447,684	$—	$492,314,110

Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$275,770	$—	$—	$275,770
Consumer Discretionary	1,631,567	—	—	1,631,567
Consumer Staples	1,178,662	—	—	1,178,662
Energy	2,245,621	—	—	2,245,621
Financials	4,798,692	—	—	4,798,692
Health Care	4,071,482	—	—	4,071,482
Industrials	1,453,599	—	—	1,453,599
Information Technology	3,202,143	—	—	3,202,143
Materials	713,054	—	—	713,054
Total Common Stocks	19,570,590	—	—	19,570,590
Fixed Income
Corporate Bonds	—	4,097,029	—	4,097,029
U.S. Government Agencies
and Instrumentalities	—	3,060,333	—	3,060,333
Total Fixed Income	—	7,157,362	—	7,157,362
Short-Term Investments	1,102,222	1,604,710	—	2,706,932
Total Investments
in Securities	$20,672,812	$8,762,072	$—	$29,434,884

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2019 (Unaudited), Continued

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at March 31, 2019, the end of the reporting period.  During the six months ended March 31, 2019, the Funds recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2019, Poplar Forest Capital, LLC (the “Adviser”) provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the six months ended March 31, 2019, the advisory fees incurred by the Funds are disclosed in the statement of operations.

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

	Class A	Institutional Class
Partners Fund	1.25%	1.00%
Cornerstone Fund	1.15%	0.90%

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2019 (Unaudited), Continued

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36 months from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the six months ended March 31, 2019, the Adviser reduced its fees in the amount of $253,327, and $102,011 in the Partners Fund and the Cornerstone Fund, respectively.  No amounts were recouped by the Adviser.  The expense limitation will remain in effect through at least January 27, 2020, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture and the year of expiration are as follows:

			Oct. 2020 –	Oct. 2021 –
	9/30/2019	9/30/2020	Sept. 2021	Mar. 2022	Total
Partners Fund	$248,302	$220,772	$216,243	$253,327	$938,644
Cornerstone Fund	167,909	186,399	180,774	102,011	637,093

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ Administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended March 31, 2019 are disclosed in the statement of operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.  Fees paid by the Funds to U.S. Bank N.A. for custody services for the six months ended March 31, 2019 are disclosed in the statement of operations.

The Funds have entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Funds. The agreements provide for periodic payments by the Funds to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2019 (Unaudited), Continued

agent expenses). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Funds during the six months ended March 31, 2019 are included in the statement of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  The 12b-1 fees accrued by each Fund’s Class A shares for the six months ended March 31, 2019 are disclosed in the statement of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	—	$83,786,353	—	$235,939,617
Cornerstone Fund	—	4,497,088	$150,018	5,071,831

NOTE 7 – LINE OF CREDIT

The Partners Fund has a line of credit in the amount of $75,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2019, the Partners Fund drew upon its line of credit. The Partners Fund had an average daily outstanding balance of $2,080,429, a weighted average interest rate of 5.48%, paid interest expense of $14,506 and had a maximum amount outstanding of $60,040,000. At March 31, 2019, the Partners Fund had no outstanding loan amounts.

The Cornerstone Fund has a line of credit in the amount of $4,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2019 (Unaudited), Continued

restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2019, the Cornerstone Fund drew upon its line of credit. The Cornerstone Fund had an average daily outstanding balance of $187, a weighted average interest rate of 5.25%, paid interest expense of $0 and had a maximum amount outstanding of $18,000. At March 31, 2019, the Cornerstone Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2019 and the year ended September 30, 2018 was as follows:

	Six Months Ended	Year Ended
	March 31, 2019	September 30, 2018
Partners Fund
Ordinary income	$14,755,492	$15,125,297
Long-term capital gains	47,289,094	23,045,907

	Six Months Ended	Year Ended
	March 31, 2019	September 30, 2018
Cornerstone Fund
Ordinary income	$481,788	$438,830
Long-term capital gains	871,689	268,057

As of September 30, 2018, the most recent fiscal year end, the components of capital on a tax basis were as follows:

	Partners Fund	Cornerstone Fund
Cost of investments (a)	$588,528,436	$26,630,212
Gross unrealized appreciation	186,898,754	5,679,573
Gross unrealized depreciation	(26,121,104)	(640,163)
Net unrealized appreciation (a)	160,777,650	5,039,410
Undistributed ordinary income	12,589,401	380,881
Undistributed long-term capital gains	47,288,980	871,688
Total distributable earnings	59,878,381	1,252,569
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$220,656,031	$6,291,979

(a)
The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2019 (Unaudited), Continued

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Value-Style Investing Risk (All Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Debt Securities Risk (All Funds) – The following risks are associated with the Funds’ investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (Partners and Cornerstone Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2019 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 5-6, 2018, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreements”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) on behalf of the Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each, a “Fund,” and together, the “Funds”).  At this meeting, and at a prior meeting held on October 17-18, 2018, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENTS.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan.  The Board also considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with the Adviser in person to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund as of July 31, 2018 on

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund’s performance, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected market conditions. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Trustees also discussed with the Adviser and considered that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Board therefore took into account the Adviser’s views as to the reasons for each Fund’s relative performance against peers and benchmarks over various time periods and its future outlook for each Fund. In considering each Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

Partners Fund: The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below the peer group median for the one-year, three-year, and five-year periods and above the peer group median for the since inception period.

The Board reviewed the performance of the Fund against broad-based securities market benchmarks.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts.

Cornerstone Fund: The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for the one-year, three-year and since inception periods.

The Board reviewed the performance of the Fund against broad-based securities market benchmarks.

The Board also considered that the Adviser does not manage any other accounts similarly to the Fund.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Partners Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 1.25% for the Class A shares and 1.00% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratios for the Class A shares and Institutional Class shares were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratios for the Class A shares and Institutional Class shares were both above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average and also above the peer group median and average of funds with similar asset sizes. The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received advisory fees that were higher than the peer group median and average. As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group but that they were not unreasonable.  The Board considered that the advisory fee of the Partners Fund was greater than or less than the fees charged by the Adviser to similarly managed account clients depending on the nature of the account.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Cornerstone Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 1.15% for the Class A shares and 0.90% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares was above the peer group median and slightly above the peer group average, and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  Additionally,

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Class A shares was above the peer group median and below the peer group average, and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average and also above the peer group median and average of funds with similar asset sizes. However, the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees from the Fund during the year ended July 31, 2018 were below the peer group median and average.  The Adviser represented that it does not manage any other accounts with investment strategies similar to the Fund for purposes of comparing fees.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that each Fund was structured with breakpoints in its advisory fee schedule and that the breakpoints were in effect with respect to the Partners Fund.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds.  The Board also considered that the Funds do not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements for the Funds would be in the best interest of each Fund and its shareholders.

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  6/10/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  6/10/19

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date  6/7/19

* Print the name and title of each signing officer under his or her signature